As filed with the Securities and Exchange Commission on March 11, 2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6872
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2019

Date of reporting period:  December 31, 2018

Item 1. Reports to Stockholders.

DAVIDSON MULTI-CAP EQUITY FUND
SEMI-ANNUAL REPORT
For the period ended
December 31, 2018

Dear Shareholder:

In contrast to the broad-based strength in equity markets in 2017, volatility made a comeback in 2018. Fiscal stimulus from tax reform has led to high levels of consumer and business optimism, but is currently being offset by tighter monetary conditions, tariffs and increasing trade friction between nations. Though the U.S. economy remains expansionary, the narrative has changed from accelerating growth to slower global growth and fears of recession.

During these turbulent financial markets, we at Davidson Funds remain disciplined to our investment process, examining companies from a bottom-up, fundamental perspective. We seek quality companies with proven management teams, solid balance sheets, and good growth potential. For the long-term investor, we believe such companies are well-positioned to not only survive the current market volatility - but thrive.

Performance

The Class A shares of the Fund generated a total return of -12.21% on a fully-loaded basis and -7.59% on a no-load* basis during the semi-annual fiscal period ended December 31, 2018. The Class I shares of the Fund returned -7.50% over the same time period. The S&P 1500® Index, the benchmark for the Davidson Multi-Cap Equity Fund, returned -7.65% during the semi-annual fiscal period ended December 31, 2018.

 The Information Technology sector was the Fund’s primary contributor to performance during the six-month period ending December 31, with shares of Fortinet, Inc. (“Fortinet”) and Tableau Software, Inc. (“Tableau”) appreciating. Fortinet’s quarterly billings and revenue growth, combined with lower-than-expected operating expenses due to increased sales productivity, led to results that exceeded expectations. Tableau also reported robust quarterly results, with bookings above expectations and initial 2019 revenue guidance calling for 20% growth, driven by solid sales execution and broad-based demand spanning customer segments and geographies. The Consumer Staples sector was also additive to performance; within this sector, shares of Sprouts Farmers Market, Inc. (“Sprouts”) and Walmart, Inc. (“Walmart”) were strong. Regarding Sprouts, momentum is building in key categories such as private label and prepared foods, and cost saving initiatives should further improve margins going forward. Walmart provided solid comp guidance, and operating margins are stabilizing. Consumer Discretionary sector holding Starbucks Corp. also rose during the six-month period; the company reported better than expected quarterly results, in particular same-store-sales comps, which had been a concern for investors.

 The Health Care sector was the Fund’s main detractor from performance, with shares of Laboratory Corp. of America Holdings (“LabCorp”) and Celgene Corp. (“Celgene”) declining. LabCorp investors remain concerned about the potential negative revenue impacts in 2019 associated with their new UnitedHealth Group multi-year agreement, as well as other pricing headwinds. Celgene’s impending loss of exclusivity for key drug Revlimid has been a factor in its share declines. Additionally, the company disclosed earlier in the year that the FDA issued a Refusal to File (RTF) letter regarding the NDA for Ozanimod in multiple sclerosis, delaying approval for the drug until at least 2019. Within the Communication Services sector, Zayo Group Holdings, Inc. detracted from performance. The company reported disappointing quarterly results and announced that it will split into two public companies (an enterprise communications business and a communications infrastructure business). The Financials sector also had a negative impact on performance due to tepid overall business conditions, given a flattening yield curve, negatively performing capital markets, and increasing fears of an economic slowdown.

During the semi-annual fiscal period ended December 31, 2018, we made several changes to the Fund. In August, we exited our position in CenturyLink, Inc. In October, we liquidated our position in Interpublic Group of Cos., and initiated a new position in Electronic Arts, Inc. (“EA”), a video game developer, publisher, and distributor. EA boasts a leading position in Cloud Gaming and Live Services subscription offerings, which we believe to be a trend still in its early days that could further increase revenue and profitability. As the media landscape continues to evolve, we see the gaming industry as well-positioned from a secular growth standpoint; the number of players continues to expand globally and player engagement continues to increase. The industry is also benefiting from the ongoing shift to digital, which carries significantly higher profit margins. EA’s solid competitive position, margin expansion opportunities, secular growth and reasonable valuation make it a compelling investment, in our view. Additionally, two mergers involving Fund holdings closed in late 2018. Express Scripts Holding Co. closed its merger transaction with Cigna Corp.. We opted to retain Cigna shares, since we believe the combined company will have an attractive cash flow profile and an improved competitive position. Praxair, Inc. completed its merger with Linde PLC. We decided to keep our investment in Linde due to its leading global market position and the expected post-merger synergy benefits, which should help future profit growth. Additionally, as equity valuations fell late in the year, we selectively added to several companies in the Fund where we believe the risk/reward tradeoff is becoming more compelling, including LabCorp and State Street Corp.

Outlook

 There are a host of clear and present dangers challenging global financial markets: rocky trade negotiations (trade war), general political instability, the path and final level of interest rates, signs of slowing growth both in the U.S. and abroad, Brexit fallout, cybersecurity, an ongoing government shut down… The list is long, and as a general rule financial markets hate uncertainty. However, we are reminded that for investing, unknowns present both risk and opportunity. After a long period of positive market returns, we view the market’s response to these challenges as healthy and beneficial for those willing to be patient and selective.

 Higher market volatility can translate to more price dispersion between individual securities and asset classes. We believe this current market environment will favor the active investor, with a long-term horizon, using thoughtful selection and diversification. When markets are priced based on the most negative scenarios that can happen, it creates opportunity for active investors better positioned for what will happen.

 We thank you for your continued support and confidence in Davidson Funds, and as always, welcome any questions or comments you may have.

Sincerely,
Andrew I. Davidson
President
Davidson Investment Advisors, Inc.

Must be preceded or accompanied by a prospectus.

Past performance does not guarantee future results. Investment performance reflects fee waivers and in the absence of these waivers returns would be lower.

Mutual fund investing involves risk. Principal loss is possible. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets investments. Investments in exchange-traded funds (“ETFs”) are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. The Fund will bear their share of the fees and expenses of the ETFs and underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying ETFs and funds.

The S&P Composite 1500® combines three leading indices, the S&P 500®, the S&P MidCap 400® and the S&P SmallCap 600® to cover approximately 90% of the U.S. market capitalization. It is designed for investors seeking to replicate the performance of the U.S. equity market or benchmark against a representative universe of tradeable stocks. One cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete listing of Fund holdings. Current and future portfolio holdings are subject to risk.

Diversification does not guarantee a profit or protect from loss in a declining market.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

*The no-load basis refers to the performance with front-end and back-end sales loads waived. The fully-loaded returns reflect a 5% sales load for the A shares.

Cash flow refers to a measure of an organization’s liquidity that consists of net income after taxes plus noncash charges against income.

Davidson Investment Advisors, Inc. is the adviser to the Davidson Funds, which are distributed by Quasar Distributors, LLC.

Davidson Multi-Cap Equity Fund
EXPENSE EXAMPLE at December 31, 2018 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in Class A and Class I at the beginning of the period and held for the entire period (7/1/18-12/31/18).

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.15% and 0.90% per the operating expenses limitation agreement for Class A and Class I, respectively. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. You may use the information in the first line of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/18	12/31/18	7/1/18-12/31/18
Actual	$1,000.00	$924.10	$5.58
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

*Expenses are equal to the Fund’s annualized expense ratio of 1.15% multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Davidson Multi-Cap Equity Fund
EXPENSE EXAMPLE at December 31, 2018 (Unaudited), Continued

Class I	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/18	12/31/18	7/1/18-12/31/18
Actual	$1,000.00	$925.00	$4.37
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58

*Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Davidson Multi-Cap Equity Fund
SECTOR ALLOCATION OF PORTFOLIO ASSETS at December 31, 2018 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Davidson Multi-Cap Equity Fund
SCHEDULE OF INVESTMENTS at December 31, 2018 (Unaudited)

Shares	COMMON STOCKS - 93.43%	Value
	Aerospace & Defense - 2.48%
23,325	United Technologies Corp.	$2,483,646

	Air Freight & Logistics - 1.71%
10,645	Fedex Corp.	1,717,358

	Banks - 7.32%
31,845	Citigroup, Inc.	1,657,851
23,650	First Republic Bank	2,055,185
37,070	JPMorgan Chase & Co.	3,618,773
		7,331,809
	Beverages - 1.94%
17,585	PepsiCo, Inc.	1,942,791

	Biotechnology - 6.67%
13,046	Amgen, Inc.	2,539,665
36,245	Celgene Corp. (a)	2,322,942
29,140	Gilead Sciences, Inc.	1,822,707
		6,685,314
	Capital Markets - 3.52%
36,365	Morgan Stanley	1,441,872
32,960	State Street Corp.	2,078,787
		3,520,659
	Chemicals - 3.81%
34,808	DowDuPont, Inc.	1,861,532
12,550	Linde PLC (b)	1,958,302
		3,819,834

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
SCHEDULE OF INVESTMENTS at December 31, 2018 (Unaudited), Continued

Shares	COMMON STOCKS - 93.43%, continued	Value
	Communications Equipment - 3.53%
81,525	Cisco Systems, Inc.	$3,532,478

	Diversified Telecommunication Services - 1.80%
78,925	Zayo Group Holdings, Inc. (a)	1,802,647

	Electrical Equipment - 1.88%
27,490	Eaton Corp. PLC (b)	1,887,463

	Energy Equipment & Services - 1.50%
69,945	Baker Hughes a GE Co.	1,503,817

	Entertainment - 4.28%
18,750	Electronic Arts, Inc. (a)	1,479,562
58,330	Twenty-First Century Fox, Inc. - Class A	2,806,840
		4,286,402
	Food & Staples Retailing - 3.82%
67,505	Sprouts Farmers Market, Inc. (a)	1,587,043
23,990	Walmart, Inc.	2,234,668
		3,821,711
	Health Care Equipment & Supplies - 2.29%
10,180	Becton, Dickinson & Co.	2,293,758

	Health Care Providers & Services - 3.67%
8,764	Cigna Corp.	1,664,479
15,925	Laboratory Corp. of America Holdings (a)	2,012,283
		3,676,762
	Health Care Technology - 1.95%
37,310	Cerner Corp. (a)	1,956,536

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
SCHEDULE OF INVESTMENTS at December 31, 2018 (Unaudited), Continued

Shares	COMMON STOCKS - 93.43%, continued	Value
	Hotels, Restaurants & Leisure - 2.16%
33,575	Starbucks Corp.	$2,162,230

	Household Products - 1.61%
24,480	Church & Dwight Co., Inc.	1,609,805

	Industrial Conglomerates - 1.61%
8,445	3M Co.	1,609,110

	Insurance - 1.88%
42,670	Principal Financial Group, Inc.	1,884,734

	Interactive Media & Services - 3.83%
3,702	Alphabet, Inc. - Class C (a)	3,833,828

	Internet & Direct Marketing Retail - 1.79%
64,025	eBay, Inc. (a)	1,797,182

	Life Sciences Tools & Services - 1.57%
8,340	Waters Corp. (a)	1,573,341

	Machinery - 1.40%
36,890	Flowserve Corp.	1,402,558

	Multiline Retail - 1.78%
38,220	Nordstrom, Inc.	1,781,434

	Multi-Utilities - 2.57%
23,790	Sempra Energy	2,573,840

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
SCHEDULE OF INVESTMENTS at December 31, 2018 (Unaudited), Continued

Shares	COMMON STOCKS - 93.43%, continued	Value
	Oil, Gas & Consumable Fuels - 3.94%
24,449	Chevron Corp.	$2,659,807
89,980	Marathon Oil Corp.	1,290,313
		3,950,120
	Professional Services - 1.17%
50,290	Nielsen Holdings PLC (b)	1,173,266

	Semiconductors & Semiconductor Equipment - 1.45%
18,490	Silicon Laboratories, Inc. (a)	1,457,197

	Software - 9.84%
25,215	Fortinet, Inc. (a)	1,775,892
11,170	Intuit, Inc.	2,198,814
38,215	Microsoft Corp.	3,881,498
16,635	Tableau Software, Inc. - Class A (a)	1,996,200
		9,852,404
	Technology Hardware, Storage & Peripherals - 2.81%
17,839	Apple, Inc.	2,813,924

	Textiles, Apparel & Luxury Goods - 1.85%
60,875	Gildan Activewear, Inc. (b)	1,848,165
	TOTAL COMMON STOCKS (Cost $70,417,936)	93,586,123

	REITs - 5.26%
42,520	American Campus Communities, Inc.	1,759,903
61,150	CubeSmart	1,754,393
89,305	Starwood Property Trust, Inc.	1,760,202

	TOTAL REITs (Cost $4,909,864)	5,274,498

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
SCHEDULE OF INVESTMENTS at December 31, 2018 (Unaudited), Continued

Shares	MONEY MARKET FUNDS - 1.69%	Value

1,689,146	Fidelity Institutional Government Portfolio - Class I, 2.25% (c)	$1,689,146
	TOTAL MONEY MARKET FUNDS (Cost $1,689,146)	1,689,146

	Total Investments in Securities (Cost $77,016,946) - 100.38%	100,549,767
	Liabilities in Excess of Other Assets - (0.38)%	(382,832)
	NET ASSETS - 100.00%	$100,166,935

	PLC-Public Limited Company
	REIT-Real Estate Investment Trust
	(a) Non-income producing security.
	(b) U.S. traded security of a foreign issuer.
	(c) Rate shown is the 7-day annualized yield as of December 31, 2018.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
STATEMENT OF ASSETS AND LIABILITIES at December 31, 2018 (Unaudited)

ASSETS:
Investments in securities, at value (identified cost $77,016,946)	$100,549,767
Receivables
Dividends and interest	140,606
Fund shares sold	30,100
Prepaid expenses	24,827
Total assets	100,745,300

LIABILITIES:
Payables
Fund shares redeemed	413,888
Advisory fee	43,975
12b-1 distribution fees	43,581
Administration fees	25,009
Transfer agent fees and expenses	14,663
Fund accounting fees	11,991
Audit fees	11,293
Shareholder reporting	7,722
Custody fees	2,402
Chief Compliance Officer fees	1,538
Tax expense	807
Other expenses	1,496
Total liabilities	578,365

NET ASSETS	$100,166,935

COMPONENTS OF NET ASSETS:
Paid-in capital	$74,643,862
Total distributable earnings	25,523,073
Net assets	$100,166,935

CALCULATION OF NET ASSET VALUE PER SHARE:
Class A
Net assets applicable to shares outstanding	$61,909,753
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	2,856,150
Net asset value and redemption price per share	$21.68
Maximum offering price per share (Net asset value per share divided by 95.00%)	$22.82

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
STATEMENT OF ASSETS AND LIABILITIES at December 31, 2018 (Unaudited), Continued

Class I
Net assets applicable to shares outstanding	$38,257,182
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	1,767,123
Net asset value, redemption and offering price per share	$21.65

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
STATEMENT OF OPERATIONS For period ended December 31, 2018 (Unaudited)

INVESTMENT INCOME:
Income:
Dividends (net of withholding taxes of $2,128)	$965,144
Interest	25,235
Total investment income	990,379
Expenses:
Advisory fees (Note 4)	378,594
12b-1 distribution fees - Class A (Note 5)	90,949
Administration fees (Note 4)	73,393
Transfer agent fees and expenses (Note 4)	42,494
Fund accounting fees (Note 4)	35,052
Federal and state registration fees	16,742
Audit fees	11,292
Trustee fees and expenses	7,523
Custody fees (Note 4)	6,890
Legal fees	6,757
Reports to shareholders	4,945
Chief Compliance Officer fee (Note 4)	4,537
Insurance expense	1,581
Other expenses	3,131
Total expenses before advisory fee waiver	683,880
Less: advisory fee waiver (Note 4)	(68,724)
Net expenses	615,156
Net investment income	375,223
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments	7,066,047
Net change in unrealized appreciation on investments	(15,642,644)
Net realized and unrealized loss on investments	(8,576,597)
Net decrease in net assets resulting from operations	$(8,201,374)

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$375,223	$1,293,750
Net realized gain on investments	7,066,047	4,104,311
Net change in unrealized appreciation/(depreciation) on investments	(15,642,644)	5,615,541
Net increase/(decrease) in net assets resulting from operations	(8,201,374)	11,013,602

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions to shareholders - Class A	(6,623,628)	(2,138,658)
Net dividends and distributions to shareholders - Class I	(4,199,474)	(1,256,119)
Total distributions to shareholders	(10,823,102)	(3,394,777	)(a)

CAPITAL SHARE TRANSACTIONS:
Net increase/(decrease) in net assets derived from net change in outstanding shares (c)	3,066,020	(6,813,137)

Total increase/(decrease) in net assets	(15,958,456)	805,688

NET ASSETS:
Beginning of period	116,125,391	115,319,703
End of period	$100,166,935	$116,125,391	(b)

(a)	Includes net investment income distributions of $385,849 and $264,489, and net realized gain distributions of $1,752,809 and $991,630, for Class A and Class I, respectively.
(b)	Includes accumulated net investment income of $1,297,998.
(c)	A summary of share transactions can be found on the following page:

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Class A
	Six Months Ended
	December 31, 2018		Year Ended
	(Unaudited)		June 30, 2018
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	24,545	$648,255	69,150	$1,745,180
Shares issued on reinvestments of distributions	269,735	6,141,879	80,873	2,034,769
Shares redeemed**	(247,357)	(6,220,339)	(391,738)	(9,936,741)
Net increase/(decrease)	46,923	$569,795	(241,715)	$(6,156,792)

** Net of redemption fees of		$1		$3

	Class I
	Six Months Ended
	December 31, 2018		Year Ended
	(Unaudited)		June 30, 2018
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	71,945	$1,726,951	147,904	$3,732,497
Shares issued on reinvestments of distributions	116,463	2,648,365	31,100	782,777
Shares redeemed	(73,010)	(1,879,091)	(202,990)	(5,171,619)
Net increase/(decrease)	115,398	$2,496,225	(23,986)	$(656,345)

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
FINANCIAL HIGHLIGHTS - Class A
For a share outstanding throughout each period

	Six Months Ended December 31, 2018 (Unaudited)		Year Ended June 30,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$26.01		$24.40	$21.73	$22.96	$22.61	$18.99

Income from investment operations:
Net investment income^	0.07		0.26	0.14	0.19	0.06	0.22
Net realized and unrealized gain/(loss) on investments	(1.93)		2.08	3.45	(0.54)	1.31	4.43
Total from investment operations	(1.86)		2.34	3.59	(0.35)	1.37	4.65

Less distributions:
From net investment income	(0.36)		(0.13)	(0.04)	(0.07)	(0.21)	(0.14)
From net realized gain on investments	(2.11)		(0.60)	(0.88)	(0.81)	(0.81)	(0.89)
Total distributions	(2.47)		(0.73)	(0.92)	(0.88)	(1.02)	(1.03)

Redemption fees retained	0.00	#	0.00 #	—	—	—	—

Net asset value, end of period	$21.68		$26.01	$24.40	$21.73	$22.96	$22.61

Total return	-7.59	%‡	9.70%	16.69%	-1.46%	6.34%	25.06%

Ratios/supplemental data:
Net assets, end of period (thousands)	$61,910		$73,081	$74,428	$52,476	$53,419	$48,498
Ratio of expenses to average net assets:
Before fee waiver	1.27	%†	1.27%	1.30%	1.34%	1.36%	1.38%
After fee waiver	1.15	%†	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets:
Before fee waiver	0.43	%†	0.90%	0.45%	0.71%	0.05%	0.80%
After fee waiver	0.55	%†	1.02%	0.60%	0.90%	0.26%	1.03%
Portfolio turnover rate	8.41	%‡	32.14%	27.68%	25.30%	13.91%	11.59%

^ Per share numbers have been calculated using the average shares method.
# Amount is less than $0.01.
‡ Not annualized.
† Annualized.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
FINANCIAL HIGHLIGHTS - Class I
For a share outstanding throughout each period

	Six Months Ended December 31, 2018 (Unaudited)		Year Ended June 30,					October 30, 2013* through June 30, 2014
			2018	2017	2016	2015
Net asset value, beginning of period	$26.06		$24.40	$21.74	$22.94	$22.59		$21.21

Income from investment operations:
Net investment income^	0.11		0.32	0.20	0.25	0.12		0.23
Net realized and unrealized gain/(loss) on investments	(1.94)		2.10	3.45	(0.54)	1.30		2.24
Total from investment operations	(1.83)		2.42	3.65	(0.29)	1.42		2.47

Less distributions:
From net investment income	(0.47)		(0.16)	(0.11)	(0.10)	(0.26)		(0.20)
From net realized gain on investments	(2.11)		(0.60)	(0.88)	(0.81)	(0.81)		(0.89)
Total distributions	(2.58)		(0.76)	(0.99)	(0.91)	(1.07)		(1.09)

Redemption fees retained	—		—	—	—	0.00	# ^	—

Net asset value, end of period	$21.65		$26.06	$24.40	$21.74	$22.94		$22.59

Total return	-7.50	%‡	10.03%	16.95%	-1.22%	6.61%		12.15	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$38,257		$43,044	$40,892	$27,865	$24,991		$18,183
Ratio of expenses to average net assets:
Before fee waivers	1.02	%†	1.02%	1.05%	1.09%	1.11%		1.15	%†
After fee waivers	0.90	%†	0.90%	0.90%	0.90%	0.90%		0.90	%†
Ratio of net investment income to average net assets:
Before fee waivers	0.68	%†	1.14%	0.72%	0.96%	0.32%		1.38	%†
After fee waivers	0.80	%†	1.26%	0.87%	1.15%	0.53%		1.63	%†
Portfolio turnover rate	8.41	%‡	32.14%	27.68%	25.30%	13.91%		11.59	%‡

* Commencement of operations.
^ Per share numbers have been calculated using the average shares method.
# Amount is less than $0.01.
‡ Not annualized.
† Annualized.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2018 (Unaudited)

NOTE 1 - ORGANIZATION

The Davidson Multi-Cap Equity Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The Fund’s investment objective is to seek long-term capital appreciation. During the sixmonth period ended December 31, 2018, the Fund offered Class A and Class I shares. The Fund’s Class A shares and Class I shares commenced operations on August 11, 2008 and October 30, 2013, respectively.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years 2016-2018, or expected to be taken in the Fund’s 2019 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a first-in, first-out basis. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds proportionately based on allocation methods approved by the Board of Trustees (the “Board”). Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

Davidson Multi-Cap Equity Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2018 (Unaudited), Continued

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees: The Fund charges a 1.00% redemption fee to shareholders who redeem shares held for 7 calendar days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. During the six-month period ended December 31, 2018, the Class A shares retained $1 in redemption fees.

G.
Events Subsequent to the Fiscal Period End: In preparing the financial statements as of December 31, 2018, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for majority security types. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Davidson Multi-Cap Equity Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2018 (Unaudited), Continued

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities including common stocks, real estate investment trusts, and exchange-traded funds that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices. To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Davidson Multi-Cap Equity Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2018 (Unaudited), Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities at December 31, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$9,922,877	$—	$—	$9,922,877
Consumer Discretionary	7,589,011	—	—	7,589,011
Consumer Staples	7,374,307	—	—	7,374,307
Energy	5,453,937	—	—	5,453,937
Financials	12,737,202	—	—	12,737,202
Health Care	16,185,710	—	—	16,185,710
Industrials	10,273,401	—	—	10,273,401
Information Technology	17,656,004	—	—	17,656,004
Materials	3,819,834	—	—	3,819,834
Utilities	2,573,840	—	—	2,573,840
Total Common Stocks	93,586,123	—	—	93,586,123
REITs	5,274,498	—	—	5,274,498
Short-Term Investments	1,689,146	—	—	1,689,146
Total Investments in Securities	$100,549,767	$—	$—	$100,549,767

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification. Transfers between levels are recognized at December 31, 2018, the end of the reporting period. During the six-month period ended December 31, 2018, the Fund recognized no transfers between levels.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018- 13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six-month period ended December 31, 2018, Davidson Investment Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an investment advisory agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.65% based upon the average daily net assets of the Fund. For the six-month period ended December 31, 2018, the Fund incurred $378,594 in advisory fees. Advisory fees payable at December 31, 2018 for the Fund were $43,975.

Davidson Multi-Cap Equity Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2018 (Unaudited), Continued

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s Class A and Class I net  annual operating expenses to 1.15% and 0.90%, respectively, of average daily net assets. Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in any subsequent month in the three year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the six-month period ended December 31, 2018, the Advisor reduced its fees and absorbed Fund expenses in the amount of $68,724. Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

			July 2021-
6/30/2019	6/30/2020	6/30/2021	Dec. 2021	Total
$195,941	$168,027	$142,440	$68,724	$575,132

U.S. Bancorp Fund Services, LLC (“Fund Services” or the “Administrator”), doing business as U.S. Bank Global Fund Services, serves as the Fund’s administrator, fund accountant, and transfer agent. In those capacities, Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied of the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator. The Distributor has advised the Fund that it has received $13,590 in front-end sales charges resulting from sales of Class A shares. For the six-month period ended December 31, 2018, the Distributor paid commissions of $13,590 to D.A. Davidson & Co. (“DAD”), the Advisor’s affiliated broker dealer. Additionally, DAD will receive all of the initial sales charge for purchases of Class A shares of the Fund without a dealer of record and the 1.00% charge on Class A shares redeemed within twelve months of purchase.

For the six-month period ended December 31, 2018, the Fund incurred the following expenses for administration, transfer agency, fund accounting, custody and Chief Compliance Officer fees:

Administration	$73,393
Transfer Agency (a)	36,129
Fund Accounting	35,052
Custody	6,890
Chief Compliance Officer	4,537

(a) Does not include out-of-pocket expenses

Davidson Multi-Cap Equity Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2018 (Unaudited), Continued

At December 31, 2018, the Fund had payables due to Fund Services for administration, fund accounting, transfer agency and Chief Compliance Officer fees, and to U.S. Bank N.A. for custody fees in the following amounts:

Administration	$25,009
Transfer Agency (a)	12,842
Fund Accounting	11,991
Custody	2,402
Chief Compliance Officer	1,538

(a) Does not include out-of-pocket expenses

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the Class A shares average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the six-month period ended December 31, 2018, the Class A shares paid the Distributor $90,949.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the six-month period ended December 31, 2018, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $9,457,821 and $13,990,816, respectively.

 NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six-month period ended December 31, 2018 and for the fiscal year ended June 30, 2018 were as follows:

	Six Months Ended	Year Ended
	December 31, 2018	June 30, 2018
Ordinary income	$2,370,559	$1,851,436
Long-term capital gains	8,452,543	1,543,341

Ordinary income distributions may include dividends paid from short-term capital gains.

Davidson Multi-Cap Equity Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2018 (Unaudited), Continued

As of June 30, 2018, the Fund’s most recently completed fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$77,011,074
Gross tax unrealized appreciation	42,190,740
Gross tax unrealized depreciation	(3,033,764)
Net tax unrealized appreciation	39,156,976
Undistributed ordinary income	1,896,892
Undistributed long-term capital gain	3,493,681
Total distributable earnings	5,390,573
Total accumulated earnings/(losses)	$44,547,549

(a) The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and REIT adjustments.

NOTE 8 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

●
Equity Risk. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

●
ETF and Mutual Fund Risk. ETFs are typically open-end investment companies that are bought and sold on a national securities exchange. Investment companies (mutual funds) and ETFs have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of these costs.

●
Foreign and Emerging Market Securities Risk. Foreign securities are subject to special risks. Foreign securities may be more volatile and less liquid than domestic (U.S.) securities, which could affect the Fund’s investments. Securities markets of other countries are generally smaller than U.S. securities markets. These risks are enhanced in emerging markets.

●
Market and Issuer Risk. Securities held by the Fund may fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund. The value of securities held by the Fund may also experience sudden, unpredictable drops in value or long periods of decline in value due to reasons directly related to the issuer, including management performance, financial leverage, and reduced demand for the issuer’s goods and services.

●
Small and Medium Companies Risk. Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

Davidson Multi-Cap Equity Fund
NOTICE TO SHAREHOLDERS at December 31, 2018 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-877-332-0529 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-332-0529. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Fund’s Form N-Q is also available by calling 1-877-332-0529.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-332-0529 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Davidson Multi-Cap Equity Funds
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 5-6, 2018, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Davidson Investment Advisors, Inc. (the “Advisor”) on behalf of the Davidson Multi-Cap Equity Fund (the “Fund”). At this meeting, and at a prior meeting held on October 17-18, 2018, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Fund, as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program and business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
The Fund’s historical performance and the overall performance of the Advisor. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of July 31, 2018, on both an absolute basis and in comparison to its peer funds utilizing Morningstar classifications and an appropriate securities benchmark. While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. The Board also took into account that the Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing the Fund’s performance, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected market conditions. When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategy of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. The Trustees also discussed with the Advisor and considered that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Board therefore took into account the Advisor’s views as to the reasons for the Fund’s underperformance against peers and benchmarks over various time periods and its future outlook for the Fund. In considering the Fund’s performance, the Trustees placed greater emphasis on performance against peers as opposed to the unmanaged benchmark indices.

Davidson Multi-Cap Equity Funds
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below its peer group median for the one-year, three-year, five-year and since inception periods.

The Board reviewed the performance of the Fund against a broad-based securities market benchmark.

The Board also considered the Fund’s performance compared to the Advisor’s similarly managed accounts for all periods, noting the Fund had underperformed for the one-year period, outperformed for the three-year period and performed in-line for the five-year period.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fee under the Advisory Agreement. In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and the Advisor’s similarly managed separate accounts, if any, for other types of clients as well as all expense waivers and reimbursements. When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.15% for Class A shares and 0.90% for Class I shares (respectively, the “Expense Caps”). The Board noted that the Fund’s total expense ratio for Class A shares was above its peer group median and average and that the Fund’s total expense ratio for Class I shares was equal to its peer group median and below its peer group average. Additionally, the Board considered that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for Class A shares was above the median and average of the Fund’s peer group, while the total expense ratio for Class I shares was below the median and average of the Fund’s peer group.

The Board noted that the Fund’s contractual advisory fee was above its peer group median and average. Additionally, the Board noted that the Fund’s contractual advisory fee was above the median and average of the Fund’s peer group when adjusted to include only funds with similar asset sizes. The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the net advisory fees received by the Advisor from the Fund for the year ended July 31, 2018, were below the peer group median and equal to its peer group average. The Board also took into consideration the services the Advisor provided to its similarly managed account clients, comparing the fees charged for those management services to the fees charged to the Fund. The Board found that the management fees charged to the Fund were generally in line with the management fees charged to the Advisor’s similarly managed account clients and to the extent fees charged to the Fund were higher than for similarly managed separate accounts, it was largely a reflection of the nature of the client.

The Board determined that it would continue to monitor the appropriateness of the advisory fee for the Fund and concluded that, at this time, the fees to be paid to the Adviser were fair and reasonable.

Davidson Multi-Cap Equity Funds
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

4.
Economies of Scale. The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders. The Board noted that the Advisor contractually agreed to reduce its advisory fee or reimburse Fund expenses so that the Fund does not exceed the specified Expense Caps. The Board noted that at current asset levels, the Advisor continued to subsidize expenses to maintain the Expense Caps and determined to revisit the issue of economies of scale when the Fund has grown to a point that this subsidization is no longer in effect.

5.
The profits to be realized by the Advisor and its affiliates from its relationship with the Fund. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund. The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, including “soft dollar” benefits that may be received by the Advisor in exchange for Fund brokerage and Rule 12b-1 fees paid to the Advisor’s affiliated broker-dealer – D.A. Davidson & Co. – in connection with the sale of Class A shares of the Fund. The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Advisor was not currently receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships. After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Fund, but rather the Board based its determination on the total combination of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable. The Board therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interests of the Fund and its shareholders.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

● Information we receive about you on applications or other forms;
● Information you give us orally; and/or
● Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Advisor
Davidson Investment Advisors, Inc.
Davidson Building
8 Third Street North
Great Falls, Montana 59401
www.davidsonmutualfunds.com

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent. Fund Accountant and
Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a free prospectus please call 877-332-0529.

DAVIDSON MULTI-CAP EQUITY FUND

Semi-Annual Report

For the period ended
December 31, 2018

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Jeffrey T. Rauman
 Jeffrey T. Rauman, President/Chief Executive Officer/Principal
 Executive Officer

Date   3/11/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal
Executive Officer

Date   3/11/2019

By (Signature and Title)* /s/Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal Financial Officer

Date   3/11/2019

* Print the name and title of each signing officer under his or her signature.